UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

Spark Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32750 (Commission File Number)	20-8901733 (IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600 Los Angeles, California (Address of principal executive offices)	90025 (Zip Code)

(310) 893-0550
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 12, 2016, Spark Networks Inc. issued a press release announcing subscriber metrics as of the end of the fourth quarter 2015. The press release is attached hereto as Exhibit 99.1 and the information is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Spark Networks, Inc. dated January 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Dated: January 12, 2016	By:	/s/ Robert W. O’Hare
Robert W. O’Hare
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Spark Networks, Inc. dated January 12, 2016.